UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 27, 2006
                                                 ____________________________



                       Willow Financial Bancorp, Inc.
_____________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Pennsylvania                     000-49706                         80-0034942
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



170 South Warner Road, Wayne, Pennsylvania                              19087
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code    (610) 995-1700
                                                   __________________________



                                    N/A
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
            __________________________________________________________________

     On December 27, 2006, William M. Wright retired from his positions as a director of Willow Financial Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Willow Financial Bank.

     Attached hereto as Exhibit 99.1 is the Company's press release announcing Mr. Wright's retirement, dated December 28, 2006, which is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits
            _________________________________

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

      (d) Exhibits

The following exhibit is filed herewith.


                 Exhibit        Description
                 _____________  ________________________________________
                 99.1           Press Release dated December 28, 2006

























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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WILLOW FINANCIAL BANCORP, INC.



Date:  January 4, 2007                By: /s/Joseph T. Crowley
                                         ________________________________
                                         Joseph T. Crowley
                                         Chief Financial Officer
































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                                 EXHIBIT INDEX


                  Exhibit        Description
                  ____________   _________________________________________
                  99.1           Press Release dated December 28, 2006